SCHWAB CAPITAL TRUST

Schwab Target Funds

Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund Schwab Target 2045 Fund, Schwab Target 2050 Fund, Schwab Target 2055 Fund

Supplement dated May 8, 2014, to the Summary Prospectuses dated February 28, 2014; and Statutory Prospectus dated February 28, 2014;

This supplement provides new and additional information beyond that contained in the above-referenced Summary Prospectuses and Statutory Prospectus and should be read in conjunction with each document.

I. Summary Prospectuses

The “Foreign Investment Risk” under the “Principal risks” section of each Summary Prospectus is deleted and replaced in its entirety with the following:

Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. To the extent an underlying fund’s investment in a single country or a limited number of countries represents a larger percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.

II. Statutory Prospectus

The “Foreign Investment Risk” under the “Principal risks” section of each Fund Summary in the Statutory Prospectus is deleted and replaced in its entirety with the following:

Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. To the extent a fund’s investment in a single country or a limited number of countries represents a larger percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.

The “Foreign securities risk” under the “Principal risks” section in the “Fund details” of the Statutory Prospectus is deleted and replaced in its entirety with the following:

Foreign securities risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. An underlying fund may also experience more rapid or extreme changes in value as compared to an underlying fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, the underlying fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. These restrictions may negatively impact the value or liquidity of the underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. During any period when foreign securities underperform other types of investments — U.S. securities, for instance — the performance of an underlying fund that focuses its investment in foreign securities will lag these investments. To the extent that an underlying fund invests a significant portion of its assets in any one country, the underlying fund will be subject to a greater risk of loss or volatility than if the underlying fund always maintained wide geographic diversity among the countries in which it invests. Investing in any one country makes an underlying fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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